                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
        Date of Report (Date of earliest event reported) March 30, 1998
                                                         --------------

                     SCHWEITZER-MAUDIT INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                        1-13948              62-1612879
          --------                        -------              ----------
(State or other jurisdiction of        (Commission         (I.R.S. Employer
incorporation or organization)         File Number)        Identification No.)


100 NORTH POINT CENTER EAST, SUITE 600                         30022-8246
ALPHARETTA, GEORGIA                                            ----------
-------------------                                            (Zip Code)
(Address of principal executive offices)

      (Registrant's telephone number, including area code): 1-800-514-0186
                                                            --------------

                                 Not applicable
        ---------------------------------------------------------------
        (Former name or former address if changed, since last report.)

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ITEM 5.   OTHER EVENTS

The information in the registrant's press releases dated March 30, 1998, March 31, 1998 and April 1, 1998 attached as Exhibits 99.1, 99.2 and 99.3, respectively, incorporated in this Item 5 by reference.


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

     See the Index to Exhibits that appears at the end of this document and which is incorporated by reference herein.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
                                                      (Registrant)




                                        By:  /s/ WILLIAM J. SHARKEY
                                            -----------------------------
                                            William J. Sharkey
                                            General Counsel and Secretary


April 6, 1998

                     SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
                           CURRENT REPORT ON FORM 8-K
                              DATED MARCH 30, 1998

                               INDEX TO EXHIBITS

EXHIBIT NO.                      DESCRIPTION
-----------                      -----------
99.1           Press Release of Schweitzer-Mauduit International, Inc. issued March 30, 1998.

99.2           Press Release of Schweitzer-Mauduit International, Inc. issued March 31, 1998.

99.3           Press Release of Schweitzer-Mauduit International, Inc. issued April 1, 1998.
